Exhibit 10.32

ADDENDUM NO 1

to the

CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. POR327454
(hereinafter referred to as the “Agreement”)

between

SAFETY INSURANCE COMPANY
SAFETY INDEMNITY INSURANCE COMPANY
Boston, Massachusetts
(hereinafter referred to as the “Company”)

and

SWISS REINSURANCE AMERICA CORPORATION
Armonk, New York
(hereinafter referred to as the “Reinsurer”)

It is understood and agreed that effective as of inception, January 1, 2006, Article XII - Contingent Commission is hereby deleted from this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Boston this 2nd day of December 2006.

ATTEST:	SAFETY INSURANCE COMPANY SAFETY INDEMNITY INSURANCE COMPANY

/s/ Janet Kelleher	/s/ Edward N. Patrick Jr.

Janet Kelleher	Edward N. Patrick Jr.
Name	Name

Controller	VP Underwriting
Title	Title

And in Armonk, New York, this 19th day of December, 2006.

ATTEST:	SWISS REINSURANCE AMERICA CORPORATION

/s/ Robert Weireter	/s/ Jeffrey W. Isaacson

Robert Weireter	Jeffrey W. Isaacson
Name	Name

Vice President Member of Management	Vice President Member of Senior Management
Title	Title